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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): October 31, 2003


                           TOWER FINANCIAL CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

   Indiana                        000-25287                    35-2051170
---------------                 ------------                -------------------
(State or other                 (Commission                 (IRS Employer
jurisdiction of                 File Number)                Identification No.)
incorporation)


                116 East Berry Street, Fort Wayne, Indiana 46802
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (260) 427-7000


                                 Not Applicable
          (Former name or former address, if changed since last report)

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ITEM 12.   RESULTS OF OPERATION AND FINANCIAL CONDITION

         The following information is being provided under Item 12 ("Results of Operations and Financial Condition") in accordance with SEC Release No. 33-8216.

         On October 31, 2003, Tower Financial Corporation issued a press release announcing its results for the period ended September 30, 2003. A copy of the press release is attached as Exhibit 99.








                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  November 3, 2003          TOWER FINANCIAL CORPORATION


                                  By: /s/ Donald F. Schenkel
                                      ------------------------------------------
                                      Donald F. Schenkel, Chairman of the Board,
                                      President, and Chief Executive Officer